Aurora Energy, Ltd.

PROXY STATEMENT

	The enclosed Proxy is solicited on behalf of Aurora Energy, Ltd. (the "Company") for use at the Annual Meeting of Stockholders to be conducted on Monday, May 17, 1999 at 10:00 a.m. EST (the
"Meeting") and any adjournment of the Meeting.

	The meeting will be held at 3760 North US-31 South, Traverse City, Michigan. The telephone number is (616) 941-0073.

	These proxy solicitation materials were mailed to the stockholders on or about April 9, 1999, together with the Company's 1998 Annual Report.

DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS

	The deadline for submitting a stockholder proposal for inclusion in the form of proxy and proxy statement for next year's annual meeting of the stockholders is December 4, 1999.

	The date upon which a stockholder proposal will be untimely and ineligible for consideration at the next annual meeting of the stockholders is February 16, 2000.

REVOCABILITY OF PROXIES

	A stockholder may revoke a Proxy, once signed and delivered to the Company, only by a signed statement of revocation delivered to the Company prior to commencement of the Meeting. If a stockholder who has previously delivered a signed Proxy attends the meeting in person, the Proxy will be deemed revoked, and the stockholder may vote in person.

VOTING

	Every stockholder voting at the meeting in person or by proxy is entitled to one vote for each share of stock owned on all matters put to a vote of the stockholders. A signed Proxy will be voted in favor of management's nominees for director unless the nominee's name has a line placed through it on the Proxy. On all other matters, the Proxy will be voted as marked in the boxes, and if no mark is placed in one of the boxes, the stock will not be voted.

SOLICITATION

	Management of the Company makes this proxy solicitation. The Company will bear all costs of this solicitation.

RECORD DATE

	The Board of Directors has set April 1, 1999 at the close of business as the record date for a stockholder to be eligible to receive a notice of the Meeting and to cast a vote at the Meeting.


PRINCIPAL SHARE OWNERSHIP

As of the record date, the Company has 8,691,697 shares of common stock outstanding. The Company has only one class of stock.

	As of the record date, the following were known by the Company to be beneficial owners of more than five percent of the company's outstanding common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.
Beneficial owners of more than 5% of the Company's common stock are set forth below.

Title of  Name and Address of           Amount and Nature of    Percent of
Class     Beneficial Owner              of Beneficial Owner     Class

Common    Britannia Holdings Limited*     700,000                 8.05%
          P. O. Box 615 Kings House
          The Grange St. Peter Port
          Guernsey, GY1 2QJ, Channel
           Islands



Common    The William & Patricia Deneau  1,712,733               19.71%
          Revocable Living Trust, DTD
          10/12/95
          3832 Perimeter Drive
          Traverse City, MI 49684

Common    Roger J. Dubuc, Trustee          500,000                5.75%
          Roger J. Dubuc Trust DTD
          1/21/87
          18677 Foxhollow Court
          Northville, MI 48167

Common    John V. & Michelle R. Miller,  1,656,733               19.06%(1)
          Trustees
          Miller Family Living Trust DTD
          6/25/97
          3167 E. Kasson Rd.
           Cedar, MI   49684

Common    Thomas W. Tucker & Sandra L.   1,682,734                19.36%
          Tucker
          11607 N. Long Lake Road
          Traverse City, MI 49684




(1) The 1,656,733 shares of common stock held by The Miller
Family Living Trust are owned as follows:
The Miller Family Living Trust holds 1,156,733 shares being
13.31%.
Miller Resources, Inc. holds 500,000 shares being 5.75%.
Miller Resources, Inc. is solely owned by The Miller Family
Living Trust.

PROPOSAL 1
ELECTION OF DIRECTORS

NOMINEES

	The Company's Bylaws permit the election of three or more directors. The Board of Directors recommends the election of four directors, each of whom is currently a director and has agreed to stand for re-election. In order to be elected, a director must receive a plurality of the votes cast at a meeting at which a quorum is present in person or by proxy.


Name                  Age   Position          Term of Office
William W. Deneau     54    Director          June 25, 1997 to present
                            President         July 17, 1997 to present

John V. Miller, Jr.   40    Director          June 25, 1997 to present
                            Vice President    July 17, 1997 to present

Thomas W. Tucker      55    Director          June 25, 1997 to present
                            Vice President/
                            Treasurer         July 17, 1997 to present

Barbara J. Johnson    45    Secretary         July 17, 1997 to present

Gary J. Myles         53    Director          June 25, 1997 to present


There are no family relationships between any of the foregoing individuals.

William W. Deneau became employed by the Company at the time he contributed his interest in Jet/LaVanway Exploration, L.L.C. to the Company in exchange for the Company's stock on April 22, 1997. He is a full time employee. Since that time, Mr. Deneau has been responsible for managing the Company's affairs. He officially became president on July 17, 1997. Since 1987, Mr. Deneau has been the president, a director, and the sole stockholder of White Pine Land Services, Inc. of Traverse City, Michigan. Prior to March 1, 1997, White Pine Land Services, Inc. was a 35-member company engaged in the business of providing real estate services to oil and gas companies. On March 1, 1997, White Pine Land Services, Inc. sold its business to a newly formed corporation, White Pine Land Company. White Pine Land Services, Inc. continues to exist for the purpose of managing its investments.

John V. Miller, Jr. became employed by the Company at the time he contributed his interest in Jet/LaVanway Exploration L.L.C. to the Company in exchange for the Company's stock on April 22, 1997. He is a full time employee. Since that time, he has been responsible for overseeing exploration and development activities. He officially became Vice President of Exploration and Production on July 17, 1997. In 1994, Mr. Miller joined Jet Exploration, Inc. of Traverse City, Michigan as a vice president with responsibility for getting Jet Exploration, Inc. into the shale gas play in Michigan and Indiana. He was the driving force behind the establishment of Jet/LaVanway Exploration, L.L.C. and its effort in southern Indiana. Mr. Miller left the position with Jet Exploration, Inc. to join the Company. From 1988 to 1994, Mr. Miller worked for White Pine Land Services, Inc. of Traverse City, Michigan, as a land manager.

Thomas W. Tucker has been employed by the Company since he contributed his interest in Jet/LaVanway Exploration, L.L.C. to the Company in exchange for the Company's stock on April 22, 1997. Since that time, he has been responsible for overseeing land development activities on a full time basis. He officially became Vice President of Land and Development on July 17, 1997. Mr. Tucker founded Jet Oil Corporation with his father in 1982. After his father's death, Mr. Tucker founded Jet Exploration, Inc. in 1987. Mr. Tucker has been the president of Jet Exploration, Inc. since its inception. Prospectively, Jet Exploration, Inc. will not take on any new projects, and its existing projects will be allowed to run out their course. Jet Exploration, Inc. currently has other projects with which the Company is not involved.

Gary J. Myles was elected to serve as an outside director of the Company on July 17, 1997. Mr. Myles is currently Vice President of the northern Michigan region of Old Kent Mortgage Company, a wholly owned subsidiary of Old Kent Financial Corporation (a $12 billion bank holding company). He is the Regional Manager for the northern region
of Michigan, and is based in Traverse City, Michigan.   Mr. Myles has
been with Old Kent Mortgage Company since July 1988.

	The Security ownership of management is outlined in the following chart:


Title of Name and Address of             Amount and Nature of   Percent of
Class    Beneficial Owner                Beneficial Owner       Class


Common   The William & Patricia Deneau   1,712,733              19.71%
         Revocable Living Trust, DTD
         10/12/95
         3832 Perimeter Drive
         Traverse City, MI 49684

Common   John V. & Michelle R. Miller,   1,656,733              19.06%
         Trustees
         Miller Family Living Trust
         DTD 6/25/97
         5922 Deertrail Drive
         Traverse City, MI 49684

Common   Thomas W. Tucker & Sandra L.    1,682,734              19.36%
         Tucker
         11607 N. Long Lake Road
         Traverse City, MI 49684

Common	  Officers & Directors as a Group 5,052,200              58.13%


Options held by officers and directors are reflected below.


Title and Amount    Name of Holder
Of Securities       Called for by Options  Exercise Price  Date of Exercise
Gary J. Myles       Option to purchase     $.50 per share  Exp.July 31, 2002
               		   10,000 shares of
                    common stock

BOARD MEETING AND COMMITTEES

	From January 1, 1998 through December 31, 1998, the Board of Directors met five times. Each incumbent director attended at least 75 percent of the Board meetings.

	The Board does not have any standing committees. The Board handles all matters involving audit, nominating and compensation directly.

EXECUTIVE COMPENSATION

	The remuneration of the Company's three most highly compensated employees is set forth in the chart below:


Name of Individual    Capacity in Which    Aggregate       Aggregate
                      Remuneration Was     Remuneration    Remuneration
                      Received             1997 (1)        1998

William W. Deneau     President            $40,000         $40,000

John V. Miller        Vice President       $40,000         $40,000

Thomas W. Tucker      Vice President       $40,000         $40,000


(1)This information is reported on an annualized basis. Fiscal 1997 was not a full year. The actual amount to each individual was $20,000.
These three officers also receive family health coverage.   A
stock option plan has been adopted and implemented that involves the issuance of stock options to the Company's employees, officers, directors and consultants. To-date Gary Myles is the only one that the Company has offered a stock option to.

COMPENSATION OF DIRECTORS
	The Company does not pay directors' fees for attendance at meetings. Messrs. Deneau, Miller and Tucker are compensated solely in their capacity as executive officers. Mr. Myles was awarded a non-qualified option to purchase 10,000 shares of the Company's stock at a price of $.50 per share, expiring July 31, 2002 in acknowledgement of his service as a director. He has not yet exercised the option.

TRANSACTIONS IN WHICH NOMINEES HAVE AN INTEREST

	The 50 percent membership interest in Jet/LaVanway Exploration, L.L.C. was originally owned by Jet Exploration, Inc., which is owned by William W. Deneau, Thomas W. Tucker, and John V. Miller, Jr., who are directors and executive officers of the Company. Jet Exploration, Inc. sold the membership interest in Jet/LaVanway Exploration, L.L.C., to its three owners at fair market value. The membership interests were subsequently conveyed by Messrs. Deneau, Tucker and Miller to Mentor Group International, Inc. (the Company's prior name) for common stock.

	South 31 L.L.C. owns the office facilities leased by the Company, which is owned one-third by William W. Deneau and one-third by Thomas
W. Tucker. However, the potential for an unfavorable rental arrangement is ameliorated to some extent by the fact that the properties are leased to unrelated third parties who have in turn subleased a portion of the space to the Company. The storage facilities that the Company leases from South 31, L.L.C. are in a storage building that contains four other storage units that are leased to unrelated third parties at the same rates that the Company pays.

	The Company purchased 100% of the membership interest in Consolidated Exploration, L.L.C. (Conexco) and Indigas Energy, L.L.C. (Indigas) which is owned by Messrs. Deneau and Miller. each holding a 50% ownership. Conexco and Indigas hold approximately 175,500 acres of leasehold in Indiana, Michigan and Kentucky. The Company assigned a 1.44% overriding royalty interest to William Deneau and a 1.44% overriding royalty interest to John Miller, Jr. in the Company's Crossroads Project for the Conexco and Indigas interest.

	Messrs. Deneau, Tucker and Miller are all involved as equity owners in numerous corporations and limited liability companies that are active in the oil and gas business. It is probable that on occasion, the Company will find it necessary or appropriate to deal with these Companies.

PROPOSAL 2

	The Company's Board of Directors recommends the continued appointment of Rehmann Robson, P.C. of Traverse City, Michigan to serve as the Company's independent auditors. Rehmann Robson, P.C. served as the Company's auditors in the preparation of the Company's 1997 and 1998 fiscal year audited financial statements. Representatives of Rehmann Robson, P.C. are not expected to attend the Annual Meeting.

	This proposal will be adopted upon receiving a favorable vote from a majority of the votes cast at a meeting at which a quorum is present in person or by proxy.

PROPOSAL 3

	The minutes of the 1998 Annual Meeting of the Stockholders will be presented for approval at the meeting. The Proxy will be voted in favor of approval. The Proxy holder will vote in his discretion on any procedural matters presented at the meeting. On these matters, approval requires a vote of a majority of the votes cast at a meeting at which quorum is present in person or by proxy.

AURORA ENERGY, LTD.

PRINCIPAL EXECUTIVE OFFICES:	3760 North US-31 South, Traverse City,
Michigan   49684
PLACE OF MEETING: 3760 North US-31 South, Traverse City, MI   49684

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

Notice is hereby given that the annual meeting of the stockholders of Aurora Energy, Ltd. (the "Company" or "Aurora"), a Nevada corporation, will be held at the corporate offices of 3760 North US-31 South, Traverse City, Michigan 49684, on Monday, May 17, 1999 at 10:00 a.m. local time, for the following purposes:

1. To elect directors for the ensuing year;
2. To appoint Rehmann Robson, P.C. to continue as the Company's independent auditors.
3. To act upon such other matters, as may properly come before the meeting.

Only stockholders of the Company of record at the close of business on April 1, 1999 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and date the enclosed Proxy and return it to the Company in the enclosed envelope.

						Sincerely,



						/s/ Barbara J. Johnson
Barbara J. Johnson  Secretary

Traverse City, Michigan
April 12, 1999

AURORA ENERGY, LTD.
PROXY
SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS

The undersigned stockholder(s) of Aurora Energy, Ltd., (the "Company") hereby appoints William W. Deneau, President and Chairman of the Board of the Company, and John V. Miller, a Director of the Company, or instead of them
______________________________________________________________________
__________________________________, * as Proxy of the undersigned with power of substitution, to attend the Annual Meeting of the Company's stockholders on Monday, May 17, 1999 at 10:00 a.m., local time, to be held at 3760 North US-31 South, Traverse City, Michigan (the "Meeting") and any adjournment of the Meeting, and to vote on the undersigned's behalf all shares of the Company's stock registered in the undersigned's name, in the manner indicated by the checked boxes below.

*INSTRUCTIONS: A STOCKHOLDER HAS THE RIGHT TO APPOINT ANY PERSON TO ATTEND THE MEETING AND ACT ON THE STOCKHOLDER'S BEHALF. IF THE
STOCKHOLDER DESIRES TO APPOINT A PERSON OTHER THAN THOSE NAMED IN
THIS PRINTED DOCUMENT, THE STOCKHOLDER SHOULD INSERT THE NAME
AND ADDRESS OF THE DESIRED PERSON IN THE BLANK SPACE PROVED.

1. ELECTION OF DIRECTORS. The Company's Board of Directors recommends a vote for the following state of nominees:

William W. Deneau	                    			Gary J. Myles
Thomas W. Tucker			                     	John V. Miller, Jr.

  INSTRUCTION: The undersigned may withold the authority of the proxy holder to vote in favor of one or more of these nominees by lining through the name of the nominee.

2. APPOINTMENT OF AUDITORS.  The Company shall appoint Rehmann
Robson, P.C. of Traverse City, Michigan to serve as the
Company's independent auditors.
For (   )		Against  (   )		Abstain (   )

3. GENERAL MATTERS. Proxy holder will exercise his discretion to vote on the approval of the minutes for the last meeting of the stockholders, and upon those matters incident to the conduct of the Meeting.

Stockholders who are unable to be present at the Meeting are requested to COMPLETE, DATE, SIGN, and RETURN THIS PROXY IN THE
ENCLOSED EVELOPE.

DATED:_____________________, 1999.

Stockholder's signature


							Print Name


							Stockholder's signature

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